Amendment No. 2 to the
Federated Investors Program Documents

                                                                 Exhibit 10.27

Amendment No. 2 to the
Federated Investors Program Documents

                             AMENDMENT NO. 2 TO THE

                      FEDERATED INVESTORS PROGRAM DOCUMENTS

            THIS AMENDMENT NO. 2 TO THE FEDERATED INVESTORS PROGRAM DOCUMENTS (this "AMENDMENT") is made as of the 21st day of December, 2000, among Federated Investors, Inc. (as successor to Federated Investors), a Pennsylvania corporation (together with its permitted successors and assigns, the "Parent"), Federated Funding 1997-1, Inc., a Delaware corporation (together with its permitted successors and assigns, in its capacity as seller hereunder and as beneficial owner of the Initial Purchaser, the "Seller"), Federated Investors Management Company, a Pennsylvania corporation (together with its permitted successors and assigns, the "Transferor"), Federated Securities Corp., a Pennsylvania corporation (together with its permitted successors and assigns, the "Distributor"), Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee of the PLT Finance Trust 1997-1 (together with its permitted successors and assigns, the "Initial Purchaser"), Putnam Lovell Finance L.P. (formerly PLT Finance, L.P.) (together with its permitted successors and assigns, the "Revolving Purchaser" and together with the Initial Purchaser, the "Purchasers"), Putnam Lovell Securities Inc. (formerly Putnam, Lovell and Thornton Inc.), a Delaware corporation (together with its permitted successors and assigns, the "Program Administrator") and Bankers Trust Company, not in its individual capacity but solely as Collection Agent except as otherwise expressly provided (together with its permitted successors and assigns in such capacity, the " Collection Agent") (collectively, the "Parties"), and amends and is supplemental to the Program Documents (such term and any other capitalized terms used in this preamble or the recitals hereto without definition shall have the meanings set forth below).

                              W I T N E S S E T H:

            WHEREAS, the Parties are parties to that certain Federated Investors Program Master Agreement, dated as of October 24, 1997 (the "Master Agreement");

            WHEREAS, the Revolving Purchaser Termination Date has occurred and the Parties desire to supplement and amend the Program Documents in connection therewith;

            WHEREAS, the Parties now agree to amend certain of the Program Documents as provided herein.

            NOW, THEREFORE, in consideration of the premises and such other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the Parties, it is hereby agreed as follows:

            1. RULES OF CONSTRUCTION; DEFINITIONS. The rules of construction set forth in Schedule X to the Master Agreement, as amended hereby, shall be applied to this Amendment. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in Schedule X to such Master Agreement, as amended hereby.

            2.    AMENDMENTS TO THE PROGRAM DOCUMENTS.  Subject to the terms
                  -----------------------------------
and conditions of this Amendment, the Program Documents are hereby amended and supplemented as set forth in Exhibit A.

            3.    CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AMENDMENT.
                  -------------------------------------------------------
The effectiveness of this Amendment shall be subject to the fulfillment or waiver on the date of this Amendment of the following conditions precedent:

                  (a) This Amendment shall have been duly authorized, executed and delivered by the Parties;

                  (b) The Amended and Restated Federated Investors Program Collection Agency Agreement dated as of the date hereof (the "Amended and Restated Collection Agency Agreement") shall have been duly authorized, executed and delivered by the parties thereto;

                  (c) The Amended and Restated Federated Investors Program Servicer Agent Agreement dated as of the date hereof (the "Amended and Restated Servicer Agreement") shall have been duly authorized, executed and delivered by the parties thereto;

                  (d) Each of the Distributor, the Transferor, the Seller, the Initial Purchaser, the Revolving Purchaser and the Program Administrator shall have executed a revised Irrevocable Payment Instruction in the form attached to the Amended and Restated Collection Agency Agreement;

                  (e) The other Parties to this Amendment shall have received a certificate of Secretary of each of the Seller, the Transferor, the Parent and the Distributor certifying as to and attaching (i) a copy of the resolutions of the Board of Directors or governing body authorizing the execution, delivery and performance by such Federated Entity of this Amendment, the Amended and Restated Collection Agency Agreement and the Amended and Restated Servicer Agreement (ii) an incumbency certificate of such Federated Entity as to the person or persons authorized to execute and deliver this Amendment with specimen signatures of such persons acting on behalf thereof, and (iii) a certificate of good standing of such Federated Entity issued by the Secretary of State of the state of organization of each such Federated Entity; and

                  (f) The Parent shall have paid all reasonable fees and expenses of the Initial Purchaser, the Revolving Purchaser, the Program Administrator and the Collection Agent (including the reasonable accrued fees and expenses of counsel to the Initial Purchaser, the Revolving Purchaser, the Program Administrator and the Collection Agent) then due and payable in connection herewith.

            4. CONDITIONS SUBSEQUENT. Each of the Distributor, Transferor and Seller agree that prior to January 15, 2000, it shall cause, at its sole expense, the Initial Purchaser, the Revolving Purchaser and the Program Administrator to receive legal opinions addressed to each of them, and upon which they and their successors, assigns and, in the case of any Placement Trust to which they have transferred Purchased Portfolio Assets, the investors therein, can rely, in form and substance reasonably satisfactory to them, to the effect that each of this Agreement, the Amended and Restated Collection Agency Agreement, the Program Servicer Agent Agreement and the Irrevocable Payment Instruction to which it or a Fund is a party has been duly authorized, executed and delivered by it or such Fund and is enforceable in accordance with its terms and as to such other matters that are typically covered by opinions given in respect of similar documentation in connection with transactions of this type, subject to customary qualifications.

            5. REPRESENTATIONS AND WARRANTIES. Each of the Parties hereto represents and warrants as of the date hereof to each of the other Parties that this Amendment has been duly authorized, executed and delivered by such Party pursuant to its limited partnership, corporate or trust powers, as the case may be, and constitutes the legal, valid and binding obligation of such Party and that each of its respective representations and warranties set forth in the Master Agreement, as amended hereby, are true and correct on and as of the date hereof as if made on and as of the date hereof (except such thereof as speak only as of an earlier date).

            6. CONFIRMATION OF THE PROGRAM DOCUMENTS. Except as herein expressly amended, each of the Program Documents is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms. Each reference in the Program Documents to the "Program Documents," "Master Agreement," "Program Funding and Collection Agency Agreement," or "Program Servicer Agreement" shall mean the Program Documents, the Master Agreement, the Program Funding and Collection Agency Agreement, or the Program Servicer Agreement as amended and supplemented by this Amendment, the Amended and Restated Collection Agency Agreement or the Amended and Restated Servicer Agent Agreement, as the case may be, and shall be read and construed as if the terms of this Amendment were included therein by way of addition or substitution, as the case may be.

            7.    GOVERNING LAW.  THIS AMENDMENT SHALL BE CONSTRUED IN
                  -------------
ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICT OF LAW RULES.

            8.    COUNTERPARTS.  This Amendment may be executed in
                  ------------
counterparts which, taken together, shall constitute a single document.

            9. MODIFICATIONS IN WRITING. No amendment, modification, supplement, termination or waiver of this Amendment shall be effective unless the same shall be in writing and signed by the Parties and otherwise made in accordance with the provisions of the Program Documents.

            IN WITNESS WHEREOF, each of the Parties has executed this Amendment by its duly authorized representative on the day and year first above written.

                   FEDERATED INVESTORS, INC.
                   as Parent

                   By:__/S/DENIS MCAULEY III

                   Name:  Denis McAuley III
                   Title:      Vice President

                   FEDERATED FUNDING 1997-1, INC.,
                   as Seller

                   By:_/S/RAYMOND J. HANLEY_____
                       --------------------
                   Name:  Raymond J. Hanley
                   Title:      Vice President

                   FEDERATED INVESTORS MANAGEMENT COMPANY,
                   as Transferor

                   By:__/S/RAYMOND J. HANLEY_____
                        --------------------
                   Name:  Raymond J. Hanley
                   Title:      Senior Vice President

                   FEDERATED SECURITIES CORP.,
                    as Distributor, Principal Shareholder Servicer and Program Servicer Agent

                    By:__/S/RAYMOND J. HANLEY

                    Name:  Raymond J. Hanley
                    Title:      Vice President

                    WILMINGTON TRUST COMPANY, not in its
                    individual capacity but solely as Owner
                    Trustee for PLT Finance Trust 1997-1, as
                    Initial Purchaser

                    By:_/S/DENISE M. GERAN
                        ---------------------
                    Name:  Denise M. Geran
                    Title:      Senior Financial Services Officer

                    PUTNAM LOVELL FINANCE L.P.,
                    as Revolving Purchaser

                    By:  Putnam Lovell Finance Inc., its General Partner


                    By: __SIGNATURE  ILLEGIBLE
                          ------------------------
                      Name:

                      Title:

                     PUTNAM LOVELL SECURITIES INC.,
                     as Program Administrator

                     By: SIGNATURE ILLEGIBLE
                         --------------------------
                       Name:

                      Title:

                     BANKERS TRUST COMPANY,
                     as Collection Agent

                     By: _SIGNATURE ILLEGIBLE______
                          -------------------
                       Name:

                      Title:

                        A-3

Amendment No. 2 to the
Federated Investors Program Documents

                                       A-1



                                  Exhibit A to

                             Amendment No. 2 to the

                               Federated Investors
                                Program Documents

                       AMENDMENTS TO THE MASTER AGREEMENT

Subject to the terms and conditions of this Amendment, Schedule X to the Master Agreement is hereby amended as follows:

1.    all references to the "Funding and Collection Agent" shall be deleted and replaced with a reference to the "Collection Agent".

2.    all references to the "Funding and Collection Agent Fee" shall be deleted and replaced with a reference to the "Collection Agent
            Fee".

3.    all references to the "Program Funding and Collection Agency Agreement"
            shall be deleted and replaced with a reference to the "Collection Agency Agreement".

4.    all references to Exhibit J to the Master Agreement shall be deleted and replaced with a reference to Exhibit A to the Collection Agency Agreement.

5.    all references to Exhibit L to the Master Agreement shall be deleted and replaced with a reference to Exhibit B to the Collection Agency Agreement.

6.    Section 5.02(b) is amended by adding the following language at the end thereof: "PROVIDED, that the Bankruptcy Remote Covenants shall
                      --------
            not be construed to prevent the Seller from selling Portfolio Assets, not purchased by the Purchasers, to a subsequent purchaser in a True Sale as contemplated by the proviso to
            Section 5.01(n) or from granting any such purchaser a security interest in such Portfolio Assets sold to such purchaser in the event the transaction is not recognized as a True Sale;"

7. Section 5.01(t) of the Master Agreement is amended by adding at the end thereof the following clause: ", it being understood that the Program Servicing Agent shall not be responsible for the proper operation of the Excel Spreadsheet if the Program Servicer Agent shall have properly input the required data and it has not modified the spreadsheet mechanics without the prior written consent of the Program Administrator and the CITI Program Agent".

8.    Schedule X to the Master Agreement is hereby amended as follows:

a) by deleting the existing definitions of the following defined terms and replacing them in their entirety with the following definitions:

            "COMPANY" means each investment company registered with the SEC under the Investment Company Act specified on Schedule I to the Collection Agency Agreement, as the same may be supplemented pursuant to Section 9.18 of the Master Agreement and Section 8.11 of the Collection Agency Agreement.

            "COMPLETE TERMINATION" shall (i) in respect of the Distribution Plan in respect of any Fund have the meaning assigned to such term in such Distribution Plan in effect on the date of the Master Agreement, and (ii) in respect of the Principal Shareholder Servicer's Agreement in respect of any Fund have the meaning assigned to such term in such Principal Shareholder Servicer's Agreement in effect on the date of the Master Agreement.

            "FUND" means each separate series of a Company specified on Schedule I to the Collection Agency Agreement, as the same may be supplemented pursuant to Section 9.18 of the Master Agreement and
            Section 8.11 of the Collection Agency Agreement.

            "PURCHASED PORTFOLIO ASSETS" means the Initial Purchaser's Purchased Portfolio Assets and the Revolving Purchaser's Purchased Portfolio Assets.

            "SHARES" means in respect of any Fund, any class of shares of such Fund which are specified on Schedule I to the Collection Agency Agreement, as the same may be supplemented pursuant to Section 9.18 of the Master Agreement and Section 8.11 of the Collection Agency Agreement.

b) by deleting the existing definition and replacing it with the definition "shall have the meaning set forth in the Collection Agency Agreement" for each of the following defined terms: "Advisor"; "Allocation Procedures"; "Deposited Collection Funds"; "Investor Report"; "Irrevocable Payment Instruction"; "Monthly Collection Determination Date"; "Permitted Conversion Feature"; "Permitted Free Exchange"; "Portfolio Assets"; "Program Servicing Procedures"; and "Purchaser".

c)    by inserting the following new defined term:

            "COLLECTION AGENCY AGREEMENT" means the Amended and Restated Federated Investors Program Collection Agency Agreement, dated as of December 21, 2000 among the Purchasers, the Program Administrator, the Seller, the Transferor, the Distributor and the Collection Agent.

d) by inserting a new definition which reads in its entirety "shall have the meaning set forth in the Collection Agency Agreement" for each of the following terms: "CITI Program Agent"; "Collection Agent"; "Collection Agent Fee"; "Excel Spreadsheet"; "Former Purchasers"; "Initial Purchaser's Ancillary Rights"; "Initial Purchaser's Program Collections"; "Initial Purchaser's Program Documents"; "Initial Purchaser's Purchased Portfolio Assets"; "Party"; "Revolving Purchaser's Ancillary Rights"; "Revolving Purchaser's Program Collections"; "Revolving Purchaser's Program Documents"; and "Revolving Purchaser's Purchased Portfolio Assets".

                AMENDMENTS TO THE COLLECTION AGENCY AGREEMENT

Subject to the terms and conditions of this Amendment, the Program Funding and Collection Agency Agreement shall be replaced in its entirety by an Amended and Restated Federated Investors Program Collection Agency Agreement in the form attached hereto as Exhibit B.

                 AMENDMENTS TO THE PROGRAM SERVICER AGREEMENT

Subject to the terms and conditions of this Amendment, the Program Servicer Agreement shall be replaced in its entirety by an Amended and Restated Federated Investors Program Servicer Agent Agreement in the form attached hereto as Exhibit C.

                                       B-1

01740.072#210186v4

                                  Exhibit B to

                             Amendment No. 2 to the

                               Federated Investors
                                Program Documents

                          FORM OF AMENDED AND RESTATED

           FEDERATED INVESTORS PROGRAM COLLECTION AGENCY AGREEMENT

                                       C-1

01740.072#210186

                                  Exhibit C to

                             Amendment No. 2 to the

                               Federated Investors
                                Program Documents

                          FORM OF AMENDED AND RESTATED

             FEDERATED INVESTORS PROGRAM SERVICE AGENT AGREEMENT

                                        1

                                 EXECUTION COPY


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                             AMENDMENT NO. 2 TO THE

                      FEDERATED INVESTORS PROGRAM DOCUMENTS

                          DATED AS OF DECEMBER 21, 2000

                                      AMONG

                            FEDERATED INVESTORS, INC.

                                   AS PARENT,

                         FEDERATED FUNDING 1997-1, INC.,

                                   AS SELLER,

                     FEDERATED INVESTORS MANAGEMENT COMPANY,

                                 AS TRANSFEROR,

                           FEDERATED SECURITIES CORP.,

    AS DISTRIBUTOR, PRINCIPAL SHAREHOLDER SERVICER AND PROGRAM SERVICER AGENT,

                            WILMINGTON TRUST COMPANY,
                NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS OWNER
                      TRUSTEE OF PLT FINANCE TRUST 1997-1,

                              AS INITIAL PURCHASER

                           PUTNAM LOVELL FINANCE L.P.

                          (FORMERLY PLT FINANCE, L.P.)

                             AS REVOLVING PURCHASER

                         PUTNAM LOVELL SECURITIES INC.,

                    (FORMERLY PUTNAM, LOVELL & THORNTON INC.)

                            AS PROGRAM ADMINISTRATOR

                                       and

                             BANKERS TRUST COMPANY,
               NOT IN ITS INDIVIDUAL CAPACITY AS INDENTURE TRUSTEE

      BUT SOLELY AS COLLECTION AGENT, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED




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